Exhibit 4.3

[SEAL]	SeraCare Life Sciences, Inc.	[SEAL]

INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA

SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP 81747Q 10 0

This Certifies that

SPECIMEN

is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE, OF

SERACARE LIFE SCIENCES, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Jerry L. Burdick	[SEAL]	/s/ Michael Crowley II
SECRETARY		PRESIDENT AND CEO

Countersigned and Registered:

AMERICAN STOCK TRANSFER & TRUST COMPANY

(New York, New York)	Transfer Agent and Registrar

By
Authorized Signature

SERACARE LIFE SCIENCES, INC.

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation’s Secretary at the principal office of the Corporation.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	—	Custodian (Cust) (Minor)

TEN ENT	—	as tenants by the entireties			under Uniform Gifts to Minors Act (State)

JT TEN	—	as joint tenants with right of survivorship and not as tenants in common	UNIF TRF MIN ACT	—	Custodian (until age __________) (Cust) under Uniform Transfers (Minor) to Minors Act (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                          hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________

___________________________________________________________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

___________________________________________________________________________________________________________

___________________________________________________________________________________________________________

______________________________________________________________________________________________________. Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________________________________________Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________________

X

X

NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.